As filed with the Securities and Exchange Commission on December 30, 1996


                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  December 20, 1996
                                                   -----------------

                            BREED TECHNOLOGIES, INC.
               ------------------------------------------------

                                    Delaware
               ------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)




         1-11474                                          22-2767118
--------------------------                    --------------------------------
(Commission File Number)                      (IRS Employer Identification No.)



5300 Old Tampa Highway, Lakeland, Florida            33811
-----------------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)

                                (813) 284-6000
             -------------------------------------------------
             Registrant's Telephone Number, Including Area Code


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





                                  Page 1 of 10
                            Exhibit Index on Page 6

Item 1.   Change in Control

          On December 20, 1996, pursuant to a certain Limited Partnership Agreement, dated December 10, 1996 (the "AB Agreement"), by and among Allen Breed, Inc., a Texas corporation, and Allen K. Breed as Trustee of the Allen K. Breed Revocable Trust Agreement dated November 7, 1994 (the "AB Trust"), for which Mr. Breed is the sole trustee and beneficiary, the AB Trust transferred, by gift and without consideration, 8,477,750 shares of the Common Stock of Breed Technologies, Inc. (the "Company"), $.01 par value per share, to A. Breed Ltd., a Texas limited partnership ("AB Ltd."). On the same date, pursuant to a certain Limited Partnership Agreement, dated December 10, 1996 (the "JB Agreement"), by and among Johnnie Breed, Inc., a Texas corporation ("JB Inc.") and Johnnie Eileen Cordell Breed as Trustee of the Johnnie Eileen Cordell Breed Revocable Trust Agreement dated November 7, 1994 (the "JB Trust), for which Ms. Breed is the sole trustee and beneficiary, the JB Trust transferred, by gift and without consideration, 8,477,750 Shares to J. Breed Ltd., a Texas limited partnership ("JB Ltd."). Mr. Breed is the Chairman of the Board of Directors and Chief Executive Officer of the Company. Ms. Breed is President and a director of the Company.

          Under the terms of the AB Agreement, Allen Breed, Inc. is the General Partner for A. Breed, Ltd. and the AB Trust is the original limited partner. Among the rights and powers granted to the General Partner are (i) the ability to sell, exchange, dispose of, transfer, lease or otherwise alienate or convey title to, and to grant an option for the sale of all or any portion of any interest in the partnership's assets, including the Shares, and (ii) the ability to mortgage, pledge, hypothecate, for and on behalf of the partnership, all or any part of the partnership's assets, including the Shares. The JB Agreement contains identical provisions except that the Shares are transferred to J. Breed, Ltd., whose General Partner is Johnnie Breed, Inc. and the original limited partner is the JB Trust.

        Pursuant to the terms of a certain Voting Agreement, dated December 22, 1996, (the "Voting Agreement"), by and among A. Breed, Ltd., J. Breed, Ltd. and Mr. and Ms. Breed, individually (collectively, the "Parties"), the Parties have agreed that, at any and all meetings of the stockholders of the Company ("Stockholders Meetings"), each of the Parties will vote or cause to be voted all shares owned by him, her or it or over which he, she or it has voting control in such manner as shall be mutually agreed upon by the Parties in advance of such meeting; (ii) if Mr. Breed dies or becomes incapable of discharging his obligations under the Voting Agreement while Ms. Breed is still living and capable of discharging her obligations under the Voting Agreement, then at any and all Stockholder Meetings, the successor-in-interest or successors-in-interest to Mr. Breed, as the beneficial owner of all of the outstanding interest of A. Breed, Ltd. shall vote or cause to be voted all shares owned by him, her or it or over which he, she or it has voting control as directed by Johnnie Breed, individually; (iii) if Ms. Breed dies or becomes incapable of discharging her obligations under the Voting Agreement while Mr. Breed is still living and capable of discharging his obligations under the Voting Agreement, then at any and all Stockholder Meetings, the successor-in-interest or successors-in-interest to Ms. Breed, as the beneficial owner of all of the outstanding interest of J. Breed, Ltd. shall vote or cause to be voted all shares owned by him, her or it or over which he, she or it has voting control as directed by Allen Breed, individually; (iv) if A. Breed, Ltd. terminates, then, at any and all Stockholder Meetings, Allen Breed, individually, Johnnie Breed, individually and as the beneficial owner of all of the outstanding interests of J. Breed, Ltd., and J. Breed, Ltd. shall vote or cause to be voted all shares owned by him, her or it or over which he, she or it has voting control in such manner as shall be mutually agreed upon by Allen Breed, individually, and Johnnie Breed, individually and as the beneficial owner of all of the outstanding interests of J. Breed, Ltd.; and (v) if J. Breed, Ltd. terminates, then, at any and all Stockholder Meetings, Johnnie Breed, individually, Allen Breed, individually and as the beneficial owner of all of the outstanding interests of A. Breed, Ltd., and A. Breed, Ltd. shall vote or cause to be voted all shares owned by him, her or it or over which he, she or it has voting control in such manner as shall be mutually agreed upon by Johnnie Breed, individually, and Allen Breed, individually and as the beneficialy owner of all of the outstanding interests of A. Breed, Ltd.

          As of December 23, 1996, following the transfers described above and the execution of the Voting Agreement, Mr. and Ms. Breed beneficially own the following numbers and percentages of the Company's outstanding common stock:

          Allen K. Breed         17,010,600 Shares (1) 53.8%

          Johnnie Cordell Breed  17,830,600 Shares (2) 56.4%

          Allen K. Breed and
          Johnnie Cordell Breed 17,885,600 Shares (3) 56.6% as a group

------------------

(1) Includes 100 shares held as a joint tenant with Ms. Breed and 55,000 shares held by the Breed Charitable Foundation (the "Foundation") for which Mr. Breed serves as one of three trustees. Also includes 8,477,750 shares held by A. Breed, Ltd. and 8,477,750 shares held by J. Breed, Ltd. of which Mr. and Ms. Breed share voting power pursuant to the Voting Agreement.

(2) Includes 100 shares held as a joint tenant with Mr. Breed and 875,000 shares held in five trusts (the "Family Trusts") of which Ms. Breed is a trustee with shared voting and investment power and of which she and Mr. Breed's children are beneficiaries, as to which shares Ms. Breed disclaims beneficial ownership. Also includes 8,477,750 shares held by J. Breed, Ltd. and 8,477,750 shares held by A. Breed, Ltd. of which Mr. and Ms. Breed share voting power pursuant to the Voting Agreement.

(3) Includes 100 shares held as joint tenants, 8,477,750 shares held by A. Breed, Ltd. and 8,477,750 shares held by J. Breed, Ltd., for which Mr. and Ms. Breed share voting power pursuant to the Voting Agreement. Also includes 55,000 shares held by the Foundation and 875,000 shares held by the Family Trusts.

Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements

               None.


          (b)  Exhibits

               Voting Agreement, dated December 22, 1996, by and among A. Breed, Ltd., J. Breed, Ltd. and Allen Breed and Johnnie Breed, individually.

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 30, 1996                BREED TECHNOLOGIES, INC.
                                            (Registrant)




                                        By:  Charles J. Speranzella, Jr.
                                           -----------------------------
                                             Charles J. Speranzella, Jr.
                                             Executive Vice President

                                 EXHIBIT INDEX



Exhibit                                                     Page
-------                                                     ----
Voting Agreement, dated December 22, 1996,                   7
by and among A. Breed, Ltd., J. Breed, Ltd.
and Allen Breed and Johnnie Breed,
individually.